Prospectus Supplement	November 16, 2016

Putnam Global Sector Fund
Prospectus dated February 29, 2016

The sub-section Your fund's management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Sheba Alexander, Isabel Buccellati, Jacquelyne Cavanaugh, Aaron Cooper, Samuel Cox, Neil Desai, Christopher Eitzmann, Vivek Gandhi, Ryan Kauppila, Michael Maguire, David Morgan, Daniel Schiff, Walter Scully, and Di Yao.

Mr. Maguire, who joined the fund in November 2016, has been employed by Putnam Management as an Analyst since 2009.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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